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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 30, 2005

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

         New York               1-15286                    11-2418067
      --------------          ------------             -------------------
     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)

                 388 Greenwich Street, New York, New York      10013
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               (Address of principal executive offices)     (Zip Code)

                                      (212)816-6000
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               (Registrant's telephone number,including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.                            Description
-----------                            -----------
1.01               Terms Agreement, dated March 24, 2005, between the Company and
                   Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Index LeAding StockmarkEt
                   Return Securities (Index LASERSSM) Based Upon the Dow Jones
                   EURO STOXX 50 Index Due March 30, 2009.

4.01               Form of Note for the Company's Index LeAding
                   StockmarkEt Return Securities (Index LASERS(SM)) Based
                   Upon the Dow Jones EURO STOXX 50 Index Due March
                   March 30, 2009.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2005                       CITIGROUP GLOBAL MARKETS
                                             HOLDINGS INC.

                                            By: /s/ Scott Freidenrich
                                                --------------------------------
                                                Name: Scott Freidenrich
                                                Title:Executive Vice President
                                                      and Treasurer